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                                                                    EXHIBIT 10.1

                                VOTING AGREEMENT

      THIS VOTING AGREEMENT (this "AGREEMENT") is entered into as of April 18, 2005, among FIRST BANCTRUST CORPORATION, a Delaware corporation ("FBC"), RANTOUL FIRST BANK, S.B., an Illinois savings bank ("BANK"), and each of Bank's directors and executive officers who own voting stock of Bank (collectively referred to in this Agreement as the "PRINCIPAL STOCKHOLDERS," and individually as a "PRINCIPAL STOCKHOLDER.")

                                    RECITALS

      A. As of the date hereof, each Principal Stockholder is the owner of the number of shares of Bank's common stock, $1.00 par value per share ("BANK COMMON STOCK"), as is set forth opposite such Principal Stockholder's name on the signature page attached hereto and such total number of shares represents approximately the percentage of the issued and outstanding shares of Bank's voting stock that is also set forth thereon opposite such Principal Stockholder's name.

      B. FBC is contemplating the acquisition of Bank (the "ACQUISITION"), pursuant to an Agreement and Plan of Reorganization dated of even date herewith (the "REORGANIZATION AGREEMENT").

      C. FBC is unwilling to expend the substantial time, effort and expense necessary to implement the Acquisition, including applying for and obtaining necessary approvals of regulatory authorities, unless all of the Principal Stockholders enter into this Agreement.

      D. Each Principal Stockholder believes it is in his or her best interest as well as the best interest of Bank for FBC to consummate the Acquisition.

                                   AGREEMENTS

      In consideration of the foregoing premises, which are incorporated herein by this reference, and the covenants and agreements of the parties herein contained, and as an inducement to FBC to enter into the Reorganization Agreement and to incur the expenses associated with the Acquisition, the parties hereto, intending to be legally bound, hereby agree as follows:

      SECTION 1. DEFINITIONS; CONSTRUCTION. All terms that are capitalized and used herein (and are not otherwise specifically defined herein) shall be used in this Agreement as defined in the Reorganization Agreement. The parties hereby incorporate by this reference the principles of construction set forth in
Section 1.2 of the Reorganization Agreement.

      SECTION 2. REPRESENTATIONS AND WARRANTIES. Each Principal Stockholder represents and warrants that as of the date hereof, he or she:

            (a) owns beneficially and of record the number of shares of Bank Common Stock as is set forth opposite such Principal Stockholder's name on the signature page attached hereto, all of which shares are free and clear of all liens, pledges, security interests, claims,

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encumbrances, options, voting agreements, proxies, agreements to sell and commitments of every kind (collectively, "ENCUMBRANCES");

            (b) has the sole, or joint with any other Principal Stockholder, voting power with respect to such shares of Bank Common Stock, and that he or she does not own or hold any rights to acquire any additional shares of Bank's capital stock (by exercise of stock options or otherwise) or any interest therein or any voting rights with respect to any additional shares; and

            (c) has all necessary power and authority to enter into this Agreement and further represents and warrants that this Agreement is the legal, valid and binding agreement of such Principal Stockholder, and is enforceable against such Principal Stockholder in accordance with its terms.

      SECTION 3. VOTING AGREEMENT. Each Principal Stockholder hereby agrees that at any meeting of Bank's stockholders however called, and in any action by written consent of Bank's stockholders, such Principal Stockholder shall vote all shares of Bank Common Stock now or at any time hereafter owned or controlled by him or her:

            (a) in favor of the Acquisition and the other Contemplated Transactions as described in the Reorganization Agreement, and any action or agreement that would reasonably be expected to facilitate the Contemplated Transactions;

            (b) against any acquisition of any capital stock of Bank through purchase, merger, consolidation or otherwise, or the acquisition by any method of a substantial portion of the assets of Bank, in any such case by any party other than FBC or its Subsidiaries (an "ACQUISITION TRANSACTION");

            (c) against any action or agreement that would reasonably be expected to result in a material breach of any covenant, representation or warranty or any other obligation of Bank under the Reorganization Agreement; and

            (d) against any action or agreement that would reasonably be expected to impede or interfere with the Contemplated Transactions, including any: (i) change in Bank's board of directors; (ii) change in Bank's present capitalization; or (iii) other material change in Bank's corporate structure or business, in each such case except as otherwise agreed to in writing by FBC.

      SECTION 4. ADDITIONAL COVENANTS. Except as required by law or as may be required pursuant to the exercise of his or her fiduciary duties pursuant to
Section 6.9% of the Reorganization Agreement, each Principal Stockholder agrees that he or she will:

            (a) not, and will not permit any of his or her Affiliates, prior to the Effective Time to sell, assign, transfer or otherwise dispose of, create an Encumbrance with respect to, or permit to be sold, assigned, transferred or otherwise disposed of, any Bank Common Stock owned of record or beneficially by such Principal Stockholder, whether such shares of Bank Common Stock are owned of record or beneficially by such Principal Stockholder on the date of this Agreement or are subsequently acquired by any method, except: (i) for transfers by will or by operation of law (in which case this Agreement shall bind the transferee); (ii) with the prior

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written consent of FBC (which consent shall not be unreasonably withheld), for any sales, assignments, transfers or other dispositions necessitated by hardship; or (iii) as FBC may otherwise agree in writing;

            (b) not, and will not permit any of his or her Affiliates, directly or indirectly (including through its Representatives), to initiate, solicit or encourage any discussions, inquiries or proposals with any third party relating to an Acquisition Transaction, or provide any such person with information or assistance or negotiate with any such person with respect to an Acquisition Transaction or agree to or otherwise assist in the effectuation of any Acquisition Transaction;

            (c) not vote or execute any written consent to rescind or amend in any manner any prior vote or written consent to approve or adopt the Reorganization Agreement or any of the other Contemplated Transactions;

            (d) at FBC's request, use his or her best efforts to cause any necessary meeting of Bank's stockholders to be duly called and held, or any necessary consent of stockholders to be obtained, for the purpose of approving or adopting the Reorganization Agreement and the other Contemplated Transactions;

            (e) cause any of his or her Affiliates to cooperate fully with FBC in connection with the Reorganization Agreement and the Contemplated Transactions; and

            (f) execute and deliver such additional instruments and documents and take such further action as may be reasonably necessary to effectuate and comply with his or her respective obligations under this Agreement.

      SECTION 5. TERMINATION. Notwithstanding any other provision of this Agreement, this Agreement shall automatically terminate on the earlier of: (i) the date of termination of the Reorganization Agreement as set forth in Article 11 thereof (including, but not limited to, a termination pursuant to Section
11.4 thereof), as such termination provisions may be amended by Bank and FBC from time to time; or (ii) the Effective Time.

      SECTION 6. REMEDIES. Each Principal Stockholder understands and acknowledges that if he or she should breach any of his or her covenants contained in this Agreement, the damage to FBC would be indeterminable in view of the inability to measure the ultimate value and benefit to FBC resulting from its contemplated future ownership and control of Bank, and that FBC therefore would not have an adequate remedy at law to compensate FBC for any such breach. Each Principal Stockholder agrees that in addition to any other remedy available to FBC at law or in equity, FBC shall be entitled to specific performance of this Agreement by such Principal Stockholder upon application to any court having jurisdiction over the parties. Accordingly, each Principal Stockholder:
(a) irrevocably waives, to the extent permitted by law, any defense that he or she might have based on the adequacy of a remedy at law that might be asserted as a bar to specific performance, injunctive relief or other equitable relief; and (b) agrees to the granting of injunctive relief without the posting of any bond and further agrees that if any bond shall be required, such bond shall be in a nominal amount.

      SECTION 7. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented at any time by the written approval of such amendment, modification or supplement by Bank, FBC and all of the Principal Stockholders.

      SECTION 8. ENTIRE AGREEMENT. This Agreement evidences the entire agreement among the parties hereto with respect to the matters provided for herein and there are no agreements, representations or warranties with respect to the matters provided for herein other than those set forth herein and in the Reorganization Agreement and written agreements related thereto. Except for the Reorganization Agreement, this Agreement supersedes any agreements among any of Bank, its stockholders or FBC concerning the acquisition, disposition or control of any Bank Common Stock.

      SECTION 9. ABSENCE OF CONTROL. Subject to any specific provisions of this Agreement, it is the intent of the parties to this Agreement that FBC shall not by reason of this Agreement be deemed (until consummation of the Contemplated Transactions) to control, directly or indirectly, any other party and shall not exercise, or be deemed to exercise, directly or indirectly, a controlling influence over the management or policies of any such other party. Pursuant to
Section 2.7 in the Reorganization Agreement, nothing contained herein shall be deemed to grant FBC an ownership interest in any shares of Bank Common Stock.

      SECTION 10. INFORMED ACTION. Each Principal Stockholder acknowledges that he or she has had an opportunity to be advised by counsel of his or her choosing with regard to this Agreement and the transactions and consequences contemplated hereby. Each Principal Stockholder further acknowledges that he or she has received a copy of the Reorganization Agreement and is familiar with its terms.

      SECTION 11. SEVERABILITY. The parties agree that if any provision of this Agreement shall under any circumstances be deemed invalid or inoperative, this Agreement shall be construed with the invalid or inoperative provisions deleted and the rights and obligations of the parties shall be construed and enforced accordingly.

      SECTION 12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

      SECTION 13. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal laws of the State of Illinois applicable to agreements made and wholly to be performed in such state without regard to conflicts of laws.

      SECTION 14. JURISDICTION AND SERVICE OF PROCESS. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought only in the courts of the State of Illinois, County of Edgar or, if it has or can acquire jurisdiction, in the United States District Court serving the County of Edgar, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

      SECTION 15. SUCCESSORS; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of Bank and FBC, and their successors and permitted assigns, and the Principal Stockholders and their respective spouses, executors, personal representatives, administrators, heirs, legatees, guardians and other legal representatives. This Agreement shall survive the death or incapacity of any Principal Stockholder. This Agreement may be assigned only by FBC, and then only to a Subsidiary of FBC.

      SECTION 16. DIRECTORS. The parties hereto acknowledge that each Principal Stockholder is entering into this agreement solely in his or her capacity as a Bank Stockholder and, notwithstanding anything to the contrary in this Agreement, nothing in this Agreement is intended or shall be construed to require any Principal Stockholder, in his or her capacity as a director of Bank, to act or fail to act in accordance with his or her fiduciary duties in such director capacity. Furthermore, no Principal Stockholder makes any agreement or understanding herein in his or her capacity as a director of Bank. Nothing in this Section 16 shall in any way limit, modify or abrogate any of the obligations of the Principal Stockholders hereunder to vote the shares owned by him or her in accordance with the terms of the Agreement and not to transfer any shares except as permitted by this Agreement.

                      [THIS SPACE LEFT INTENTIONALLY BLANK]

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

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement individually, or have caused this Agreement to be executed by their respective officers, on the day and year first written above.

RANTOUL FIRST BANK, S.B.                    FIRST BANCTRUST CORPORATION

By: /s/ Ronnie Shambaugh                    By: /s/ Terry J. Howard
    -----------------------                     ------------------------------
    Name: Ronnie Shambaugh                      Name: Terry J. Howard
    Title: President/CEO                        Title: President & CEO

                                       6

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                 [SIGNATURE PAGE OF VOTING AGREEMENT CONTINUED]

                                                                                PERCENTAGE
PRINCIPAL STOCKHOLDERS                           SHARES OWNED                    OWNERSHIP
                                                 ------------                   ----------
/s/ Ronnie Shambaugh                               [9,745]                        [5.10]
------------------------
Signature

[Ronnie Shambaugh       ]
------------------------
Printed Name

/s/ Michael L. Glazik                              [1,000]                        [0.52]
------------------------
Signature

[Michael L. Glazik      ]
-----------------------
Printed Name

/s/ Allen G. Coffey                                [2,000]                        [1.05]
-----------------------
Signature

[Allen G. Coffey        ]
-----------------------
Printed Name

/s/ Roseann Clifford                               [2,500]                        [1.31]
-----------------------
Signature

[Roseann Clifford       ]
-----------------------
Printed Name

                 [SIGNATURE PAGE OF VOTING AGREEMENT CONTINUED]

                                                                        PERCENTAGE
PRINCIPAL STOCKHOLDERS             SHARES OWNED                          OWNERSHIP
                                   ------------                         ----------
/s/ John P. Graham                     [100]                             [_____]
----------------------
Signature

[John P. Graham         ]
-----------------------
Printed Name
P
/s/ Wayne Coffin                     [1,000]                              [0.52]
-----------------------
Signature

[Wayne Coffin           ]
-----------------------
Printed Name

/s/ Kerwin G. Pavis                  [2,420]                              [1.27]
-----------------------
Signature

[Kerwin G. Pavis        ]
-----------------------
Printed Name

/s/ Karen Hinton                       [100]                           [_______]
-----------------------
Signature

[Karen Hinton           ]
-----------------------
Printed Name

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